Shutterstock Appoints Stan Pavlovsky as Chief Executive Officer and Names Jon Oringer Executive Chairman
New York, NY, February 13, 2020 - Shutterstock, Inc. (NYSE: SSTK), a leading global technology company offering a creative platform for high-quality content, tools and services, today announced that the Board of Directors (the “Board”) has appointed Stan Pavlovsky, currently President and Chief Operating Officer, as Chief Executive Officer. He will also join the Board of Directors. Jon Oringer, currently Chief Executive Officer, will be Executive Chairman of the Board. These changes are effective April 1, 2020.

“This is an ideal time to name Stan as CEO and elevate Jon to Executive Chairman, as we position the Company for its next phase of growth and industry leadership,” said Thomas R. Evans, Presiding Director of the Board. “Stan has the leadership track record and breadth of business experience we believe are critical to lead Shutterstock into the future, including growing and leading eCommerce, retail and digital media businesses. He also has demonstrated a strong focus on leading with innovation, a dedication to our people and core values, and a commitment to delivering value to stockholders. Speaking on behalf of the Board, we are thrilled to be working closely with Stan and look forward to supporting him as he leads the Company during this exciting period.”

Pavlovsky joined the Company in April 2019, initially serving as the Company’s Co-COO and Head of Strategic Operations and transitioning to President and COO in June 2019. Prior to joining Shutterstock, Stan served as President of Meredith Digital and Executive Vice President, Meredith Corporation, a media company that is home to leading national brands, including PEOPLE, Better Homes & Gardens, InStyle, REAL SIMPLE and Martha Stewart Living. He was responsible for leading Meredith’s core digital assets, including its sites and products, strategy, content, sales and its creative studio, The Foundry. Prior to that role, Stan successfully led strategy and development for Meredith’s largest digital food enterprise, Allrecipes.com, as the brand’s President.

“Shutterstock is one of those rare companies which has truly disrupted its industry through technology, and I couldn’t be more honored to be its next CEO,” Pavlovsky said. “We have a lot of opportunities ahead and a big part of my job is to start to deliver on the next chapter of our platform strategy. As we work to execute on our strategy, we will focus on providing adjacent services that our enterprise customers require to enhance their workflow, more fully leveraging our vast pool of first-party data, and continuing to develop industry-leading proprietary technology to help our customers drive top and bottom-line improvements to their businesses. I look forward to continuing to work closely with our excellent senior leadership team, along with Jon and our entire Board.”

As Executive Chairman, Oringer will continue to lead the Board of Directors and will be actively involved in critical aspects of Shutterstock’s business including strategy, M&A and capital allocation. He will also act as an advisor to Pavlovsky and continue to represent Shutterstock with customers, contributors and other key external groups around the world.

“I believe the time is right for me to step aside from the day-to-day operations of Shutterstock and I couldn’t feel more confident that I’m handing over the reigns to the right person for this next chapter in Shutterstock’s evolution,” said Oringer. “We continue to be a leader in our industry and are well-positioned to capture future opportunities for growth by remaining laser-focused on serving our customers and contributors, creating significant value for our stockholders and providing the best experiences for our people. I am excited to assume the role of Executive Chairman and work with Stan — along with our entire senior leadership team — to ensure a seamless transition and to pursue Shutterstock’s next phase of growth.”

Said Evans, “Shutterstock would not be Shutterstock without Jon Oringer, and his vision and leadership of Shutterstock since the Company’s founding in 2003 has been nothing short of exceptional. We are grateful that through his new role as Executive Chairman, we will continue to benefit from Jon’s leadership and steadfast commitment to driving a strategy and vision for Shutterstock’s future that will continue to deliver results for our customers, employees and stockholders. With Stan as CEO and Jon as Executive Chairman, Shutterstock has a powerful advantage in the industry.”

About Shutterstock, Inc.
Shutterstock, Inc. (NYSE: SSTK), directly and through its group subsidiaries, is a leading global provider of high-quality licensed photographs, vectors, illustrations, videos and music to businesses, marketing agencies and media organizations around the world. Working with its growing community of over 1 million contributors, Shutterstock adds hundreds of thousands of images each week, and currently has more than 310 million images and more than 17 million video clips available.

Headquartered in New York City, Shutterstock has offices around the world and customers in more than 150 countries. The company’s brands also include Bigstock, a value-oriented stock media offering; Shutterstock Custom, a custom content creation platform; Offset, a high-end image collection; PremiumBeat, a curated royalty-free music library; and Shutterstock Editorial, a premier source of editorial images for the world’s media.
For more information, please visit www.shutterstock.com and follow Shutterstock on Twitter and on Facebook.

Press Contact
Niamh Hughes and Krystina Puleo
press@shutterstock.com
917-563-4991

Forward-Looking Statements
Statements in this press release regarding future expectations, predictions, beliefs, goals, intentions, plans, prospects or strategies, including statements regarding Shutterstock’s future performance, innovation, opportunities and growth, execution of strategies and delivery of value to its stockholders, as well as statements regarding future roles of individuals, may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to known and unknown risks, uncertainties and other factors including risks related to any changes to or the effects on liabilities, financial condition, future capital expenditures, revenue, expenses, net income or loss, synergies and future prospects; our inability to continue to attract and retain customers and contributors to our online marketplace for creative content; competitive factors; our inability to innovate technologically or develop, market and offer new products and services; costs related to litigation or infringement claims, indemnification claims and the inability to prevent misuse of our digital content; our inability to increase market awareness of Shutterstock and our products and services; our inability to effectively manage our growth; our inability to grow at historic growth rates or at all; technological interruptions that impair access to our websites; assertions by third parties of infringement of intellectual property rights by Shutterstock, our inability to effectively manage risks associated with operating internationally; our exposure to foreign exchange rate risk; our inability to address risks associated with sales to large corporate customers; government regulation of the internet; increasing regulation related to the handling of personal data; actions by governments to restrict access to our products and services; our inability to effectively expand our operations into new products, services and technologies; our inability to protect the confidential information of customers; increased tax liabilities associated with our worldwide operations, including our exposure to withholding, sales and transaction tax liabilities; the effect of the Tax Cuts and Jobs Act of 2017; general economic and political conditions worldwide; our inability to successfully integrate acquisitions and the associated technology and achieve operational efficiencies; and other factors and risks discussed under the heading “Risk Factors” in our most recent Annual Report on Form 10-K, as well as in other documents that may be filed by Shutterstock from time to time with the Securities and Exchange Commission. As a result of such risks, uncertainties and factors, Shutterstock’s actual results may differ materially from any future results, performance or achievements discussed in or implied by the forward-looking statements contained herein. The forward-looking statements contained in this press release are made only as of this date and Shutterstock assumes no obligation to update the information included in this press release or revise any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by law.